EXHIBIT (10)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statements of Additional Information and to the use of our reports: (1) dated February 17, 2006, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, (2) dated February 3, 2006, with respect to the financial statements of certain subaccounts of Retirement Builder Variable Annuity Account, which are available for investment by contract owners of the Retirement Income Builder II Variable Annuity, and (3) dated February 3, 2006, with respect to the financial statements of certain subaccounts of Retirement Builder Variable Annuity Account, which are available for investment by contract owners of Portfolio Select Variable Annuity, included in Post-Effective Amendment No. 21 to the Registration Statement (Form N-4 No. 333-7509) under the Securities Act of 1933 and related Prospectuses of Retirement Income Builder II Variable Annuity and Portfolio Select Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 24, 2006